Exhibit 99.2
EDUCATION REALTY TRUST, INC.

FOURTH QUARTER 2007
SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENT

Financial Highlights	1
Condensed Consolidated Balance Sheets	2
Condensed Consolidated Statements of Operations — Three Months Ended December 31,	3
Condensed Consolidated Statements of Operations — Year Ended December 31,	4
Consolidated Statements of Funds from Operations	5
Community Operating Results — Three Months Ended December 31,	6
Community Operating Results — Year Ended December 31,	7
Consolidated Community Statistics — Owned and Operated — Three Months Ended December 31,	8
Same Apartment Community Statistics — Three Months Ended December 31,	9
University Towers Residence Hall Statistics — Three Months Ended December 31,	10
Consolidated Community Statistics — Owned and Operated — Year Ended December 31,	11
Same Community Statistics — Owned and Operated — Year Ended December 31,	12
Same Apartment Community Statistics — Year Ended December 31,	13
University Towers Residence Hall Statistics — Year Ended December 31,	14
Third-Party Development Project Summary	15
Capital Structure	16
Community Listing — Owned and Operated	17
Community Listing — Place Portfolio	18
Definitions	19

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended December 31,				Year ended December 31,
	2007	2006	$ Chg	% Chg	2007	2006	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)
Total revenues	$32,595	$30,860	$1,735	5.6%	$119,953	$113,055	$6,898	6.1%
Operating income	7,793	7,000	793	11.3%	20,388	16,230	4,158	25.6%
Income (loss) from continuing operations	712	(1,066)	1,778	166.8%	(7,783)	(13,218)	5,435	41.1%

Net income (loss)	683	(762)	1,445	189.6%	(5,416)	(12,245)	6,829	55.8%

Net income (loss) per share — basic	$0.02	$(0.03)			$(0.20)	$(0.46)

Net income (loss) per share — diluted	$0.02	$(0.03)			$(0.20)	$(0.46)

Weighted-average common shares outstanding — basic	28,427,352	26,540,588			28,010,144	26,387,547

Weighted-average common shares outstanding — diluted	29,610,846	26,540,588			28,010,144	26,387,547

FFO	$9,215	$8,031	1,184	14.7%	$25,914	$23,182	2,732	11.8%
FFO per weighted average share/unit (3)	$0.31	$0.29		6.9%	$0.88	$0.83		6.0%

Weighted average shares/units (3)	29,887,513	27,987,415			29,466,229	27,967,366

Capitalization Data as of: December 31, 2007

Total debt (1)	$430,767
Market equity (2)	333,721

Total enterprise value	$764,488

Debt to total enterprise value	56.3%

Notes:

(1)	Excludes debt premium of $1,673 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $11.24 at December 31, 2007. Excludes 277,500 Profits interest units outstanding.

(3)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	December 31, 2007	December 31, 2006
	(Unaudited)
Assets
Student housing properties, net (1)	$732,979	$804,759
Assets under development	5,675	—
Corporate office furniture and equipment, net	1,693	752
Cash and cash equivalents	4,034	6,427
Restricted cash	8,188	9,154
Student contracts receivable, net	329	227
Receivable from affiliates	18	369
Receivable from third party management contracts	606	1,055
Goodwill and other intangibles, net	3,531	3,649
Other assets	10,407	9,066

Total assets	$767,460	$835,458

Liabilities and stockholders’ equity
Liabilities:
Mortgage loans, net of unamortized premium/discount	$420,940	$423,933
Other long term debt	—	47,000
Revolving line of credit	11,500	22,400
Accounts payable and accrued expenses	11,092	10,849
Accounts payable affiliate	60	—
Deferred revenue	7,928	8,988

Total liabilities	451,520	513,170

Minority interest	18,121	19,289

Commitments and contingencies	—	—
Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,431,855 and 26,810,552 shares issued and outstanding December 31, 2007 and December 31, 2006, respectively	284	268
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	—	—
Additional paid-in capital	330,969	330,374
Warrants	—	375
Accumulated deficit	(33,434)	(28,018)

Total stockholders’ equity	297,819	302,999

Total liabilities and stockholders’ equity	$767,460	$835,458

(1)	Amount is net of accumulated depreciation of $86,185 and $58,489 as of December 31, 2007 and December 31, 2006, respectively.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — THREE MONTHS ENDED DECEMBER 31,
(Amounts in thousands, except share and per share data, unaudited)

	2007	2006	$ Change	% Change
Revenues:
Student housing leasing revenue	$23,270	$22,479	791	3.5%
Student housing food service revenue	615	964	(349)	-36.2%
Other leasing revenue	3,434	3,435	(1)	0.0%
Third-party development services	2,057	1,490	567	38.1%
Third-party management services	944	745	199	26.7%
Operating expense reimbursements	2,275	1,747	528	30.2%

Total revenues	32,595	30,860	1,735	5.6%

Operating expenses:
Student housing leasing operations	9,988	9,797	191	1.9%
Student housing food service operations	553	891	(338)	-37.9%
General and administrative	3,772	3,294	478	14.5%
Depreciation and amortization	8,214	8,131	83	1.0%
Reimbursable operating expenses	2,275	1,747	528	30.2%

Total operating expenses	24,802	23,860	942	3.9%

Operating income	7,793	7,000	793	11.3%

Nonoperating expenses:
Interest expense	6,281	7,671	(1,390)	-18.1%
Amortization of deferred financing costs	244	280	(36)	-12.9%
Interest income	(139)	(95)	44	46.3%

Total nonoperating expenses	6,386	7,856	(1,470)	-18.7%

Income (loss) before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	1,407	(856)	2,263	264.4%
Equity in earnings (losses) of unconsolidated entities	(32)	167	(199)	-119.2%

Income (loss) before income taxes, minority interest and discontinued operations	1,375	(689)	2,064	299.6%
Income tax expense	361	196	165	84.2%

Net income (loss) before minority interest and discontinued operations	1,014	(885)	1,899	214.6%
Minority interest	302	181	121	66.9%

Income (loss) from continuing operations	712	(1,066)	1,778	166.8%

Income (loss) from discontinued operations, net of minority interest	(29)	304	(333)	-109.5%

Net income (loss)	$683	$(762)	$1,445	189.6%

Earnings per share information:
Income (loss) per share — basic
Continuing operations	0.02	(0.04)	$0.06
Discontinued operations	(0.00)	0.01	$(0.01)

Net income (loss) per share	$0.02	$(0.03)	$0.05

Income (loss) per share — diluted
Continuing operations	0.02	(0.04)	$0.06
Discontinued operations	(0.00)	0.01	$(0.01)

Net income (loss) per share	$0.02	$(0.03)	$0.05

Weighted-average common shares outstanding — basic	28,427,352	26,540,588

Weighted-average common shares outstanding — diluted	29,610,846	26,540,588

NOTE:
     The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations for each period shown.

EDUCATION REALTY TRUST, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS — YEAR ENDED DECEMBER 31,
(amounts in thousands, except share and per share data)

	2007	2006	$ Change	% Change
	(unaudited)
Revenues:
Student housing leasing revenue	$85,651	$81,202	4,449	5.5%
Student housing food service revenue	2,359	3,634	(1,275)	-35.1%
Other leasing revenue	13,811	14,012	(201)	-1.4%
Third-party development services	5,411	3,773	1,638	43.4%
Third-party management services	3,391	2,796	595	21.3%
Operating expense reimbursements	9,330	7,638	1,692	22.2%

Total revenues	119,953	113,055	6,898	6.1%

Operating expenses:
Student housing leasing operations	41,215	39,503	1,712	4.3%
Student housing food service operations	2,236	3,318	(1,082)	-32.6%
General and administrative	14,561	12,331	2,230	18.1%
Depreciation and amortization	32,223	34,035	(1,812)	-5.3%
Reimbursable operating expenses	9,330	7,638	1,692	22.2%

Total operating expenses	99,565	96,825	2,740	2.8%

Operating income	20,388	16,230	4,158	25.6%

Nonoperating expenses:
Interest expense	26,957	29,353	(2,396)	-8.2%
Amortization of deferred financing costs	1,036	1,114	(78)	-7.0%
Loss on early extinguishment of debt	174	—	174
Interest income	(492)	(534)	(42)	-7.9%

Total nonoperating expenses	27,675	29,933	(2,258)	-7.5%

Loss before equity in earnings of unconsolidated entities, income taxes, minority interest and discontinued operations	(7,287)	(13,703)	6,416	46.8%
Equity in earnings (losses) of unconsolidated entities	(277)	740	(1,017)	-137.4%

Loss before income taxes, minority interest and discontinued operations	(7,564)	(12,963)	5,399	41.6%
Income tax expense	258	659	(401)	-60.8%

Net loss before minority interest and discontinued operations	(7,822)	(13,622)	5,800	42.6%
Minority interest	(39)	(404)	365	90.3%

Loss from continuing operations	(7,783)	(13,218)	5,435	41.1%

Discontinued operations:
Income from operations, net of minority interest	788	973	(185)	-19.0%
Gain on sale of student housing property, net of minority interest	1,579	—	1,579	100.0%

Income from discontinued operations	2,367	973	1,394	143.3%

Net loss	$(5,416)	$(12,245)	$6,829	55.8%

Earnings per share information:
Income (loss) per share — basic & diluted
Continuing operations	$(0.28)	$(0.50)	$0.22
Discontinued operations	0.08	0.04	0.04

Net loss per share	$(0.20)	$(0.46)	$0.26

Weighted-average common shares outstanding — basic & diluted	28,010,144	26,387,547

NOTE:
     The operating results for The Village on Tharpe, which was designated as held for sale in the second quarter of 2007, are included in discontinued operations for each period shown.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Year ended December 31,
	2007	2006	2007	2006
Net income (loss)	$683	$(762)	$(5,416)	$(12,245)
Gain on sale of student housing property, net of minority interest	—	—	(1,579)	—
Real estate related depreciation and amortization	8,147	8,043	31,780	33,680
Equity portion of real estate depreciation and amortization on equity investees	85	49	424	54
Depreciation and amortization of discontinued operations	—	506	711	2,048
Minority interest	300	195	(6)	(355)

Funds from operations (“FFO”)	$9,215	$8,031	$25,914	$23,182

FFO per weighted average share/unit (1)	$0.31	$0.29	$0.88	$0.83

Weighted average shares/units (1)	29,887,513	27,987,415	29,466,229	27,967,366

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS — THREE MONTHS ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	2007	2006	$ Change	% Change
Revenues
Same apartment community	$21,348	$20,672	$676	3.3%
University Towers — residence hall	1,922	1,807	115	6.4%
New community	—	—	—	—

Total community revenue	23,270	22,479	791	3.5%

Operating expenses (1)
Same apartment community	$9,527	$9,349	$178	1.9%
University Towers — residence hall	461	448	13	2.9%
New community	—	—	—	—

Total community operating expenses	9,988	9,797	191	1.9%

Net operating income
Same apartment community	$11,821	$11,323	$498	4.4%
University Towers — residence hall	1,461	1,359	102	7.5%
New community	—	—	—	—

Total community net operating income	$13,282	$12,682	$600	4.7%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS — YEAR ENDED DECEMBER 31,
(Amounts in thousands, unaudited)

	2007	2006	$ Change	% Change
Revenues
Same apartment community	$78,139	$74,789	$3,350	4.5%
University Towers — residence hall	5,324	5,184	140	2.7%
New community	2,188	1,229	959	78.0%

Total community revenue	85,651	81,202	4,449	5.5%

Operating expenses (1)
Same apartment community	$37,820	$36,918	$902	2.4%
University Towers — residence hall	1,932	1,838	94	5.1%
New community	1,463	747	716	95.9%

Total community operating expenses	41,215	39,503	1,712	4.3%

Net operating income
Same apartment community	$40,319	$37,871	$2,448	6.5%
University Towers — residence hall	3,392	3,346	46	1.4%
New community	725	482	243	50.4%

Total community net operating income	$44,436	$41,699	$2,737	6.6%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.
NOTE:
Schedule does not include The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — THREE MONTHS ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	95.9%	96.0%	-0.1%
Economic	97.2%	97.1%	0.1%

NarPAB	$393	$378	$15
Other income per avail. Bed	$24	$25	($1)
RevPAB	$417	$403	$14

Operating expense per bed	$179	$176	$3

Operating margin	57.1%	56.4%	0.7%

Design Beds	55,713	55,713	—
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.

SAME APARTMENT COMMUNITY STATISTICS — THREE MONTHS ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	95.7%	95.8%	-0.1%
Economic	97.0%	96.9%	0.1%

NarPAB	$382	$370	$12
Other income per avail. Bed	$22	$21	$1
RevPAB	$404	$391	$13

Operating expense per bed	$180	$177	$3

Operating margin	55.4%	54.8%	0.6%

Design Beds	52,854	52,854	—
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations for both periods. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.

UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — THREE MONTHS ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	99.4%	99.8%	-0.4%
Economic	99.5%	100.0%	-0.5%

NarPAB	$609	$528	$81
Other income per avail. Bed	$63	$104	($41)
RevPAB	$672	$632	$40

Operating expense per bed	$161	$157	$4

Operating margin	76.0%	75.2%	0.8%

Design Beds	2,859	2,859	—

EDUCATION REALTY TRUST, INC.

CONSOLIDATED COMMUNITY STATISTICS — OWNED AND OPERATED — YEAR ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	93.6%	93.1%	0.5%
Economic	93.5%	91.1%	2.4%

NarPAB	$360	$346	$14
Other income per avail. Bed	$24	$24	$0
RevPAB	$384	$370	$14

Operating expense per bed	$185	$180	$5

Operating margin	51.9%	51.4%	0.5%

Design Beds	222,852	219,732	3,120
NOTE:
Operating statistics exclude The Village on Tharpe, which was designated as held for sale in the second quarter of 2007 and included in discontinued operations in both the current and prior year periods in our statement of operations.

EDUCATION REALTY TRUST, INC.

SAME COMMUNITY STATISTICS — YEAR ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	94.1%	93.4%	0.7%
Economic	94.0%	91.4%	2.6%

NarPAB	$363	$347	$16
Other income per avail. Bed	$25	$24	$1
RevPAB	$388	$371	$17

Operating expense per bed	$185	$180	$5

Operating margin	52.4%	51.5%	0.9%

Design Beds	215,364	215,364	—
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations for both periods.

EDUCATION REALTY TRUST, INC.

SAME APARTMENT COMMUNITY STATISTICS — YEAR ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	95.0%	94.0%	1.0%
Economic	93.8%	91.0%	2.8%

NarPAB	$363	$347	$16
Other income per avail. Bed	$20	$20	$0
RevPAB	$383	$367	$16

Operating expense per bed	$185	$181	$4

Operating margin	51.6%	50.6%	1.0%

Design Beds	203,928	203,928	—
NOTE:
Operating statistics exclude The Village on Tharpe which was designated as held for sale in the second quarter of 2007 and included in discontinued operations for both periods. University Towers residence hall statistics are shown separately.

EDUCATION REALTY TRUST, INC.

UNIVERSITY TOWERS RESIDENCE HALL STATISTICS — YEAR ENDED DECEMBER 31,

	2007	2006	Difference
Occupancy
Physical	78.0%	82.9%	-4.9%
Economic	99.7%	97.8%	1.9%

NarPAB	$353	$347	$6
Other income per avail. Bed	$112	$106	$6
RevPAB	$465	$453	$12

Operating expense per bed	$169	$161	$8

Operating margin	63.7%	64.5%	-0.8%

Design Beds	11,436	11,436	—

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in ’000s)

	Three months ended			Year ended
	December 31, 2007	December 31, 2006	Change	December 31, 2007	December 31, 2006	Change
Third-party development services revenue	$2,057	$1,490	$567	$5,411	$3,773	$1,638
Equity in earnings of development joint ventures	12	227	(215)	233	814	(581)

	$2,069	$1,717	$352	$5,644	$4,587	$1,057

CURRENT AND RECENTLY COMPLETED PROJECTS

							Fees	Fees Earned		Fees Paid
			Project	Total		EDR	Earned	Year Ended	Remaining	Through
	Bed	Completion	Development	Project	EDR %	Project	Prior	December 31,	Fees to	December 31,
Project	Count	Date	Cost	Fees	of Fees	Fees	to 2007	2007 (1)	Earn	2007
Slippery Rock University — Phase I, PA	1,390	Aug-06, Oct-06, Mar-07	$64,204	$2,720	100%	$2,720	$2,674	$46	$—	$2,720
California University of Pennsylvania Phase V, PA	356	August 2007	19,909	538	50%	269	144	125	—	269
Indiana University of Pennsylvania, PA	734	August 2007	43,725	2,521	100%	2,521	924	1,597	—	2,183
University of North Carolina-Greensboro	600	August 2007	26,000	1,162 (2)		683	458	225	—	683
University of Alabama- Tuscaloosa	631	August 2007	31,652	1,236	100%	1,236	257	979	—	1,236
University of Michigan, Ann Arbor	896	August 2008, Mar-09	68,154	1,200	100%	1,200	567	285	348	859
Slippery Rock University Phase II	746	August 2008	47,300	1,381	100%	1,381	—	1,067	314	967
Indiana University of Pennsylvania Phase II	1,102	August 2008	68,817	2,479	100%	2,479	—	1,378	1,101	1,437
Fontainebleu	435	October 2009	7,227	275	100%	275	—	10	265	—

	6,890		$376,988			$12,764	$5,024	$5,712	$2,028	$10,354

RECENTLY AWARDED PROJECTS

				Project	Total
	Estimated	Estimated	Estimated	Development	Project	EDR %	Total
Project	Bed Count	Start Date	Completion Date	Cost	Fees	of Fees	EDR Fees
West Chester University of Pennsylvania Phase I	1,197	March 2008	August 2009	95,113	3,431	100%	3,431
Indiana University of Pennsylvania Phase III	1,050	April 2008	August 2009	59,331	2,087	100%	2,087

	2,247			$154,444	$5,518		$5,518

(1)	Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2)	Total fees of $1,162 on the project include $957 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE
As of December 31, 2007
(dollars in thousand)
Total Debt to Enterprise Value

Total Debt (1)	$430,767	56.3%
Total Market Equity (2)	333,721	43.7%

Total Enterprise Value	$764,488	100%

Total Debt Outstanding

	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate Mortgage Loans (1)	$419,267	5.90%	97.3%	2.47 years
Variable Rate	11,500	6.95%	2.7%	0.04 years

Total / Weighted Average	$430,767	5.93%	100.0%	2.41 years

Mortgage Debt Maturity

	Fiscal Yr Ending				Year Ended
	Ending				December 31, 2007
				Interest expense(3)	$27,541
	2008	$26,481	6.3%
	2009	285,049	68.0%	Interest coverage (4)	1.95
	2010	888	0.2%
	2011	947	0.2%	Fixed charge coverage (4)	1.62
	2012	65,315	15.6%
	Thereafter	40,587	9.7%

	Total	$419,267	100.0%

Unamortized debt premium		1,673

Total, net of debt premium		420,940

(1)	Excludes unamortized debt premium of $1,673 million.

(2)	Market equity represents the aggregate market value of the Company’s common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $11.24 at December 31, 2007. Excludes 277,500 Profits interest units outstanding.

(3)	Excludes amortization of debt premium/discount.

(4)	Coverage ratios are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING — OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds
NorthPointe	University of Arizona	Jan ’05	912	Commons on Kinnear	The Ohio State University	Jan ’05	502
The Reserve at Athens	University of Georgia	Jan ’05	612	The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Clemson	Clemson University	Jan ’05	590	The Reserve at Columbia	University of Missouri	Jan ’05	676
Players Club	Florida State University	Jan ’05	336	The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Gables	Western Kentucky University	Jan ’05	290	The Lofts	University of Central Florida	Jan ’05	730
College Station	Augusta State University	Jan ’05	203	The Reserve on West 31st	University of Kansas	Jan ’05	720
University Towers	North Carolina State University	Jan ’05	953	Campus Creek	University of Mississippi	Feb ’05	636
The Pointe at South Florida	University of South Florida	Jan ’05	1,002	Pointe West	University of South Carolina	Mar ’05	480
Commons at Knoxville	University of Tennessee	Jan ’05	708	College Grove	Middle Tennessee State University	Apr ’05	864
The Commons	Florida State University	Jan ’05	732	Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	The Reserve on South College	Auburn University	Jul ’05	576
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	Players Club	Georgia Southern University	Jun ’06	624
The Pointe at Western	Western Michigan University	Jan ’05	876
College Station at W. Lafayette	Purdue University	Jan ’05	960

					Total owned and operated beds		18,571

NOTE: The above listing excludes the 13 communities leased to and managed by Place Properties, which were acquired on January 1, 2006.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING — PLACE PORTFOLIO

Name	Primary University Served	Acquisition Date	# of Beds
BERKELEY PLACE	CLEMSON UNIVERSITY	Jan ’06	480
CLEMSON PLACE	CLEMSON UNIVERSITY	Jan ’06	288
CAPE PLACE	SOUTHEAST MO STATE UNIVERSITY	Jan ’06	360
RESERVE ON MARTIN	UNIVERSITY OF TN AT MARTIN	Jan ’06	384
MURRAY PLACE	MURRAY STATE	Jan ’06	408
WESTERN PLACE	WESTERN KENTUCKY UNIVERSITY	Jan ’06	504
CARROLLTON PLACE	UNIVERSITY OF WEST GA	Jan ’06	336
CLAYTON PLACE	CLAYTON STATE UNIVERSITY	Jan ’06	854
JACKSONVILLE PLACE	JACKSONVILLE STATE UNIVERSITY	Jan ’06	504
MACON PLACE	MACON STATE COLLEGE	Jan ’06	336
RIVER PLACE	UNIVERSITY OF WEST GA	Jan ’06	504
TROY PLACE	TROY UNIVERSITY	Jan ’06	408
STATESBORO PLACE	GEORGIA SOUTHERN UNIVERSITY	Jan ’06	528

		Total owned and operated beds	5,894

EDUCATION REALTY TRUST, INC.

DEFINITIONS
Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.
Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.
Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.
Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.
Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.
Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.
Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.
Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.